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                                                                   EXHIBIT 23(B)


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Russell Corporation on Form S-8 of our report dated February 4, 2000 appearing in the Annual Report on Form 10-K of Russell Corporation for the year ended January 1, 2000.

                                                /s/ ERNST & YOUNG LLP



Birmingham, Alabama
February 9, 2001